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EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in Registration Statement Nos. 333-66950, 333-86653 and 333-50476 of Western Sierra Bancorp on Form S-8 of our report, dated February 1, 2002, appearing in the Annual Report on Form 10-K of Western Sierra Bancorp for the year ended December 31, 2001.

/s/ Perry-Smith LLP
Sacramento, California
March 27, 2002

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  EXHIBIT 23.1
INDEPENDENT AUDITORS' CONSENT